Exhibit 10.2

ABBOTT LABORATORIES
1991 INCENTIVE STOCK PROGRAM
(as amended and restated through the

1st Amendment December 12, 2003)

1.                                       PURPOSE. The purpose of the Abbott Laboratories 1991 Incentive Stock Program (the “Program”) is to attract and retain outstanding individuals as directors, officers and other employees of Abbott Laboratories (the “Company”) and its subsidiaries, and to furnish incentives to such persons by providing such persons opportunities to acquire common shares of the Company, or monetary payments based on the value of such shares or financial performance of the Company, or both, on advantageous terms as herein provided.

2.                                       ADMINISTRATION. The Program will be administered by a committee (the “Committee”) of at least two persons which shall be either the Compensation Committee of the Board of Directors of the Company (the “Board of Directors”) or such other committee comprised entirely of “disinterested persons” as defined in Rule 16b-3 of the Securities and Exchange Commission as the Board of Directors may from time to time designate. The Committee shall interpret the Program, prescribe, amend and rescind rules and regulations relating thereto and make all other determinations necessary or advisable for the administration of the Program. A majority of the members of the Committee shall constitute a quorum and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Program may be made without notice of meeting of the Committee by a writing signed by a majority of the Committee members.

3.                                       PARTICIPANTS. Participants in the Program will consist of such officers and other employees of the Company and its subsidiaries as the Committee in its sole discretions may designate from time to time to receive Benefits hereunder. The Committee’s designation of a participant in any year shall not require the Committee to designate such person to receive a Benefit in any other year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Benefits, including without limitation (i) the financial condition of the Company; (ii) anticipated profits for the current or future years; (iii) contributions of participants to the profitability and development of the Company; and (iv) other compensation provided to participants. Non-Employee Directors shall also be participants in the Program solely for purposes of receiving Restricted Stock Awards under paragraph 13. The term “Non-Employee Director” shall mean a member of the Board of Directors who is not a full-time employee of the Company or any of its subsidiaries.

4.                                       TYPES OF BENEFITS. Benefits under the Program may be granted in any one or a combination of (a) Incentive Stock Options; (b) Non-qualified Stock Options; (c) Stock Appreciation Rights; (d) Limited Stock Appreciation Rights; (e)

Restricted Stock Awards; (f) Performance Units; and (g) Foreign Qualified Benefits, all as described below and pursuant to the Plans set forth in paragraphs 6-12 hereof.

5.                                       SHARES RESERVED UNDER THE PROGRAM. There is hereby reserved for issuance under the Program an aggregate of Five Million (5,000,000) common shares, which may be newly issued or treasury shares. The shares hereby reserved are in addition to the shares previously reserved under the Company’s 1977 Incentive Stock Plan, 1981 Incentive Stock Program and 1986 Incentive Stock Program (the “Prior Stock Option Plans”). Any common shares reserved for issuance under the Prior Stock Option Plans in excess of the number of shares as to which options or other Benefits have been awarded on the date of shareholder approval of this Program, plus any such shares as to which options or other Benefits granted under the Prior Stock Option Plans may lapse, expire, terminate or be canceled after such date, shall also be reserved and available for issuance in connection with Benefits under this Program. All of such shares may, but need not, be issued pursuant to the exercise of the Incentive Stock Options.

If there is a lapse, expiration, termination or cancellation of any Benefit granted hereunder without the issuance of shares or payment of cash thereunder, or if shares are issued under any Benefit and thereafter are reacquired by the Company pursuant to rights reserved upon the Issuance thereof, the shares subject to or reserved for such Benefit may again be used for new options, rights of awards or any sort authorized under this Program; provided, however, that in no event may the number of common shares issued under this Program exceed the total number of shares reserved for issuance hereunder.

6.                                       INCENTIVE STOCK OPTION PLAN. Incentive Stock Options will consist of options to purchase common shares at purchase prices not less than One Hundred percent (100%) of the Fair Market Value of such common shares on the date of grant. Incentive Stock Options will be exercisable over not more than ten (10) years after the date of grant. In the event of termination of employment for any reason other than retirement, disability or death, the right of the optionee to exercise an Incentive Stock Option shall terminate upon the earlier of the end of the original term of the option or three (3) months after the optionee’s last day of work for the Company and its subsidiaries. In the event of termination of employment due to retirement or disability, or if the optionee should die while employed, the right of the optionee or his or her successor in interest to exercise an Incentive Stock Option shall terminate upon the earlier of the end of the original term of the option or sixty (60) months after the date of such retirement, disability or death. If the optionee should die within three (3) months after termination of employment for any reason other than retirement or disability, the right of his or her successor in interest to exercise an Incentive Stock Option shall terminate upon the earlier of the end of the original term of the option or three (3) months after the date of such death. If the optionee should die within sixty (60) months after termination of employment due to retirement or disability, the right of his or her successor in interest to exercise an Incentive Stock Option shall terminate upon the later of sixty (60) months after the date of such retirement or disability or six (6) months after the date of such death, but not later than the end of the original term of the option. The aggregate fair market value (determined as of the time the Option is granted) of the common shares with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all option plans of the Company and its subsidiary corporations) shall not exceed $100,000. An Incentive Stock Option granted to a participant who is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) may be exercised only after six (6) months from its grant date (unless otherwise permitted under Rule 16b-3 of the Securities and Exchange Commission).

7.                                       NON-QUALIFIED STOCK OPTION PLAN. Non-qualified Stock Options will consist of options to purchase common shares at purchase prices not less than One Hundred percent (100%) of the Fair Market Value of such common shares on the date of grant. Non-qualified Stock Options will be exercisable over not more than ten (10) years after the date of grant. In the event of termination of employment for any reason other than retirement, disability or death, the right of the optionee to exercise a Non-qualified Stock Option shall terminate upon the earlier of the end of the original term of the option or three (3) months after the optionee’s last day of work for the Company and its subsidiaries. In the event of termination of employment due to retirement or disability or if the optionee should die while employed, the right of the optionee or his or her successor in interest to exercise a Non-qualified Stock Option shall terminate upon the earlier of the end of the original term of the option or sixty (60) months after the date of such retirement, disability or death. If the optionee should die within three (3) months after termination of employment for any reason other than retirement or disability, the right of his or her successor in interest to exercise a Non-qualified Stock Option shall terminate upon the earlier of the end of the original term of the option or three (3) months after the date of such death. If the optionee should die within sixty (60) months after termination of employment due to retirement or disability, the right of his or her successor in interest to exercise a Non-qualified Stock Option shall terminate upon the later of sixty (60) months after the date of such retirement or disability or six (6) months after the date of such death, but not later than the end of the original term of the option. A Non-qualified Stock Option granted to a participant who is subject to Section 16 of the Exchange Act may be exercised only after six (6) months from its grant date (unless otherwise permitted under Rule 16b-3 of the Securities and Exchange Commission).

8.                                       STOCK APPRECIATION RIGHTS PLAN. The Committee may, in its discretion, grant a Stock Appreciation Right to the holder of any stock option granted hereunder or under the Prior Stock Option Plans. Such Stock Appreciation Rights shall be subject to such terms and conditions consistent with the Program as the Committee shall impose from time to time, including the following:

(a)                                  A Stock Appreciation Right may be granted with respect to a stock option at the time of its grant or at any time thereafter up to six (6) months prior to its expiration.

(b)                                 Stock Appreciation Rights will permit the holder to surrender any related stock option or portion thereof which is then exercisable and to elect to receive in exchange therefor cash in an amount equal to:

(i)                 The excess of the Fair Market Value on the date of such election of one common share over the option price multiplied by

(ii)              The number of shares covered by such option or portion thereof which is so surrendered.

(c)                                  A Stock Appreciation Right granted to a participant who is subject to Section 16 of the Exchange Act may be exercised only after six (6) months from its grant date (unless otherwise permitted under Rule 16b-3 of the Securities and Exchange Commission).

(d)                                 The Committee shall have the discretion to satisfy a participant’s right to receive the amount of cash determined under subparagraph (b) hereof, in whole or in part, by the delivery of common shares valued as of the date of the participant’s election.

(e)                                  A Stock Appreciation Right may be granted to a participant regardless of whether such participant has been granted a Limited Stock Appreciation Right with respect to the same stock option. However, a Stock Appreciation Right may not be exercised during any period that a Limited Stock Appreciation Right with respect to the same stock option may be exercised.

(f)                                    In the event of the exercise of a Stock Appreciation Right, the number of shares reserved for issuance shall be reduced by the number of shares covered by the stock option or portion thereof surrendered.

9.                                       LIMITED STOCK APPRECIATION RIGHTS PLAN. The Committee may, in its discretion, grant a Limited Stock Appreciation Right to the holder of any stock option granted hereunder or under the Prior Stock Option Plans. Such Limited Stock Appreciation Rights shall be subject to such terms and conditions consistent with the Program as the Committee shall impose from time to time, including the following:

(a)                                  A Limited Stock Appreciation Right may be granted with respect to a stock option at the time of its grant or at any time thereafter up to six (6) months prior to its expiration.

(b)                                 A Limited Stock Appreciation Right will permit the holder to surrender any related stock option or portion thereof which is then exercisable and to receive in exchange therefor cash in an amount equal to:

(i)                 The excess of the Fair Market Value on the date of such election of one common share over the option price multiplied by

(ii)              The number of shares covered by such option or portion thereof which is so surrendered.

(c)                                  A Limited Stock Appreciation Right granted to a participant who is subject to Section 16 of the Exchange Act may be exercised only after six (6) months from its grant date (unless otherwise permitted under Rule 16b-3 of the Securities and Exchange Commission) and only during the sixty (60) day period commencing with the day following the date of a Change In Control.

(d)                                 A Limited Stock Appreciation Right may be granted to a participant regardless of whether such participant has been granted a Stock Appreciation Right with respect to the same stock option.

(e)                                  In the event of the exercise of a Limited Stock Appreciation Right, the number of shares reserved for issuance hereunder shall be reduced by the number of shares covered by the stock option or portion thereof surrendered.

10.                                 RESTRICTED STOCK AWARDS PLAN. Restricted Stock Awards will consist of common shares transferred to participants without other payment therefor as additional compensation for their services to the Company or one of its subsidiaries. Restricted Stock Awards shall be subject to such terms and conditions as the Committee determines appropriate, including, without limitations, restrictions on the sale or other disposition of such shares and rights of the Company to reacquire such shares upon termination of the participant’s employment within specified periods. Subject to such other restrictions as are imposed by the Committee, the common shares covered by a Restricted Stock Award granted to a participant who is subject to Section 16 of the Exchange Act may be sold or otherwise disposed of only after six (6) months from the grant date of the award (unless otherwise permitted under Rule 16b-3 of the Securities and Exchange Commission).

11.                                 PERFORMANCE UNITS PLAN. Performance Units shall consist of monetary units granted to participants which may be earned in whole or in part if the Company achieves certain goals established by the Committee over a designated period of time, but not in any event more than five (5) years. The goals established by the Committee may include earnings per share, return on shareholder equity, return on average total capital employed, and/or such other goals as may be established by the Committee in its discretion. In the event the minimum corporate goal established by the Committee is not achieved at the conclusion of a period, no amount shall be paid to or vested in the participant. In the event the maximum corporate goal is achieved, One Hundred percent (100%) of the monetary value of the Performance Units shall be paid to or vested in the participants. Partial achievement of the maximum goal may result in a payment or vesting corresponding to the degree of achievement. Payment of an award earned may be in cash or in common shares or in a combination of both, and may be made when earned, or vested and deferred, as the Committee in its sole discretion determines. Deferred awards shall earn interest on the terms and at a rate determined by the Committee. The number of shares reserved for issuance hereunder shall be reduced by the largest whole number obtained by dividing monetary value of the units at the commencement of the performance period by the market value of a common share at such time, provided that such number of shares may again become available for issuance under this Program as is provided in Paragraph 5 hereof.

12.                                 FOREIGN QUALIFIED BENEFITS. Benefits under the Program may be granted to such employees of the Company and its subsidiaries who are residing in foreign jurisdictions as the Committee in its sole discretion may determine from time to time. The Committee may adopt such supplements to the Program as may be necessary to comply with the applicable laws of such foreign jurisdictions and to afford participants favorable treatment under such laws; provided, however, that no Benefit shall be granted under any such supplement with terms or conditions which are inconsistent with the provisions as set forth under the Program.

13.                                 RESTRICTED STOCK AWARDS FOR NON-EMPLOYEE DIRECTORS.

(a)                                  Each person elected a Non-Employee Director at the annual shareholders meeting in 1991, 1992, 1993, 1994 and 1995 shall receive a Restricted Stock Award on that date covering a number of common shares with a fair market value on the date of the award closest to, but not in excess of, Twenty Thousand Dollars ($20,000).

(b)                                 ISSUANCE OF CERTIFICATES. As soon as practicable following the date of the award the Company shall issue certificates (“Certificates”) to the Non-Employee Director receiving the award, representing the number of common shares covered by the award. At the discretion of the Company, the Certificates shall bear legends describing the restrictions on such shares imposed by this paragraph 13.

(c)                                  RIGHTS. Upon issuance of the Certificates, the directors in whose names they are registered shall, subject to the restrictions of this paragraph 13, have all of the rights of a shareholder with respect to the shares represented by the Certificates, including the right to vote such shares and receive cash dividends and other distributions thereon.

(d)                                 RESTRICTED PERIOD. The shares covered by awards granted under this paragraph 13 may not be sold or otherwise disposed of within six (6) months following their grant date (unless otherwise permitted under Rule 16b-3 of the Securities and Exchange Commission) and in addition shall be subject to the restrictions of this paragraph 13 for a period (the “Restricted Period”) commencing with the date of the award and ending on the earliest of the following events:

(i)                 The date the director terminates or retires from the Board;

(ii)              The date the director dies; or

(iii)           The date of occurrence of a Change in Control (as defined in paragraph 19(c)).

(e)                                  RESTRICTIONS. All shares covered by awards granted under this paragraph 13 shall be subject to the following restrictions during the Restricted Period:

(i)                 The shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of.

(ii)              Any additional common shares of the Company or other securities or property issued with respect to shares covered by awards granted under this paragraph 13 as a result of any stock dividend, stock split or reorganization, shall be subject to the restrictions and other provisions of this paragraph 13.

(iii)           A director shall not be entitled to receive any shares prior to completion of all actions deemed appropriate by the Company to comply with federal or state securities laws and stock exchange requirements.

(f)                                    Except in the event of conflict, all provisions of the Program shall apply to this paragraph 13. In the event of any conflict between the provisions of the Program and this paragraph 13, this paragraph 13 shall control. Those provisions of paragraph 16 which authorize the Committee to declare outstanding restricted stock awards to be vested and to amend or modify the terms of Benefits shall not apply to awards granted under this paragraph 13.

14.                                 NONTRANSFERABILITY. Each stock option and stock appreciation right granted under this Program shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable, during the participant’s lifetime, only by the participant or the participant’s guardian or legal representative. A participant’s interest in a Performance Unit shall not be transferable until payment or delivery of the award is made.

15.                                 OTHER PROVISIONS. The award of any Benefit under the Program may also be subject to other provisions (whether or not applicable to the Benefit awarded to any other participant) as the Committee determines appropriate, including, without limitation, provisions for the purchase of common shares under stock options in installments, provisions for the payment of the purchase price of shares under stock options by delivery of other common shares of the Company having a then market value equal to the purchase price of such shares, restrictions on resale or other disposition, such provisions as may be appropriate to comply with federal or state securities laws and stock exchange requirements and understandings or conditions as to the participant’s employment in addition to those specifically provided for under the Program.

The Committee may, in its discretion, permit payment of the purchase price of shares under stock options by delivery of a properly executed exercise notice together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

The Committee may, in its discretion and subject to such rules as it may adopt, permit a participant to pay all or a portion of the federal, state and local taxes, including FICA withholding tax, arising in connection with the following transactions: (a) the exercise of a Non-qualified Stock Option; (b) the lapse of restrictions on common shares received as a Restricted Stock Award; or (c) the receipt or exercise of any other Benefit; by electing (i) to have the Company withhold common shares, (ii) to tender back common shares received in connection with such Benefit or (iii) to deliver other previously acquired common shares of the Company having a fair market value approximately equal to the amount to be withheld.

16.                                 TERM OF PROGRAM AND AMENDMENT MODIFICATION, CANCELLATION OR ACCELERATION OF BENEFITS. No Benefit shall be granted more than five (5) years after the date of the approval of this Program by the shareholders; provided, however, that the terms and conditions applicable to any Benefits granted prior to such date may at any time be amended, modified or canceled by mutual agreement between the Committee and the participant or such other persons as may then have an interest therein, so long as any amendment or modification does not increase the number of common shares issuable under this Program; and provided further, that the Committee may, at any time and in its sole discretion, declare any or all stock options and stock appreciation rights then outstanding under this Program or the Prior Stock Option Plans to be exercisable, any or all then outstanding Restricted Stock Awards to be vested, and any or all then outstanding Performance Units to have been earned, whether or not such options, rights, awards or units are then otherwise exercisable, vested or earned.

17.                                 AMENDMENT TO PRIOR STOCK OPTION PLANS. No options or other Benefits shall be granted under the Prior Stock Option Plans on or after the date of shareholder approval of this Program.

18.                                 TAXES. The Company shall be entitled to withhold the amount of any tax attributable to any amount payable or shares deliverable under the Program after giving the person entitled to receive such amount or shares notice as far in advance as practicable, and the Company may defer making payment or delivery if any such tax may be pending unless and until indemnified to its satisfaction.

19.                                 DEFINITIONS.

(a)                                  FAIR MARKET VALUE. Except as provided below, the Fair Market Value of the Company’s common shares shall be determined by such methods or procedures as shall be established by the Committee; provided that, in the case of any Limited Stock Appreciation Right (other than a right related to an Incentive Stock Option), the Fair Market Value shall be the higher of:

(i)                 The highest daily closing price of the Company’s common shares during the sixty (60) day period following the Change in Control; or

(ii)              The highest gross price paid or to be paid for the Company’s common shares in any of the transactions described in paragraphs 19(c)(i) and 19(c)(ii).

(b)                                 SUBSIDIARY. The term “subsidiary” for all purposes other than the Incentive Stock Option Plan described in paragraph 6, shall mean any corporation, partnership, joint venture or business trust, fifty percent (50%) or more of the control of which is owned, directly or indirectly, by the Company. For Incentive Stock Option Plan purposes the term “subsidiary” shall be defined as provided in Internal Revenue Code Section 425(f).

(c)                                  CHANGE IN CONTROL. A “Change in Control” shall be deemed to have occurred on the earliest of the following dates:

(i)                 the date any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 20% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (a) of paragraph (iii) below; or

(ii)              the date the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii)           the date on which there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or other entity, other than (a) a merger or consolidation (I) immediately following which the individuals who comprise the Board of Directors immediately prior thereto constitute at least a majority of the Board of Directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger or consolidation is then a subsidiary, the ultimate parent thereof and (II) which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 20% or more of the combined voting power of the Company’s then outstanding securities; or

(iv)          the date the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by shareholders of the Company, in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

For purposes of this Program: “Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act; “Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act; and “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(d)                                 DISABILITY. The term “disability” for all purposes of the Program shall mean the participant’s disability as defined in subsection 4.1(a) of the Abbott Laboratories Extended Disability Plan for twelve (12) consecutive months.

20.                                 ADJUSTMENT PROVISIONS.

(a)                                  If the Company shall at any time change the number of issued common shares without new consideration to the Company (such as by stock dividends or stock splits), the total number of shares reserved for issuance under this Program and the number of shares covered by each outstanding Benefit and the purchase price of such shares shall be adjusted so that the aggregate consideration payable to the Company and the value of each such Benefit shall not be changed.  Subject to paragraph 20(c), the Committee shall also have the right to provide for the continuation of Benefits or for other equitable adjustments after changes in the Company or in the common shares resulting from reorganization, sale, merger, consolidation, spin-off or similar occurrence.

(b)                                 Subject to paragraph 20(c), without affecting number of shares otherwise reserved or available hereunder, the Committee may authorize the issuance or assumption of Benefits in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.

(c)                                  Notwithstanding any other provision of this Program or the Prior Stock Option Plans including the terms of any Benefit granted hereunder, if the outstanding common shares of the Company shall be combined, or be changed into, or exchanged for, another kind of stock of the Company, into securities of another corporation, or into property (including cash) whether through recapitalization, reorganization, sale, merger, consolidation, spin-off, business combination or a similar transaction (a “Transaction”), the Company shall cause its successor, acquiror (or ultimate parent of any successor or acquiror), as applicable, to assume each stock option, Stock Appreciation Right and Limited Stock Appreciation Right outstanding immediately prior to the Transaction (or to cause new options or rights to be substituted therefor).  Pursuant to such assumed or substituted option or rights, participants shall thereafter be entitled to receive, upon due exercise of any portion of the option or right, (a) in the event of a Transaction in which the outstanding common shares of the Company are combined, or changed into, or exchanged for, solely another kind of stock of the Company or securities of another corporation (disregarding, for this purpose, cash paid in lieu of fractional shares), the securities which that person would have been entitled to receive for common shares acquired through exercise of the same portion of such option or right immediately prior to the effective date of such Transaction, and (b) in the event of a Transaction in which the outstanding common shares of the Company are changed into, or exchanged for, property (including cash) other than solely stock of the Company or securities of another corporation (disregarding, for this purpose, cash paid in lieu of fractional shares), securities the fair market value of which immediately following the effective date of such Transaction (as determined by the Committee) equals the fair market value (as determined by the Committee) of the property which that person would have been entitled to receive for common shares acquired through exercise of the same portion of such option or right immediately prior to the effective date of such Transaction.  In each case such assumed or substituted option or right shall continue to be subject to the same terms and conditions (including, without limitation, with respect to any right to receive “replacement options” upon option exercise) to which it was subject immediately prior to the Transaction.

Notwithstanding the immediately preceding paragraph, upon a Transaction in which the outstanding common shares of the Company are changed into, or exchanged for, property (including cash) other than solely stock of the Company or securities of another corporation (disregarding, for this purpose, cash paid in lieu of fractional shares) and which constitutes a Change in Control, each participant may elect to receive, immediately following such Transaction in exchange for cancellation of any stock option (other than an Incentive Stock Option granted prior to June 20, 2003), Stock Appreciation Right or Limited Appreciation Right held by such participant immediately prior to the Transaction, a cash payment, with respect to each common share subject to such option or right, equal to the difference between the value of consideration (as determined by the Committee) received by the shareholders for a common share of the Company in the Transaction, less any applicable purchase price.

(d)                                 Notwithstanding any other provision of this Program or the Prior Stock Option Plans including the terms of any Benefit granted hereunder, upon the occurrence of a Change in Control:

(i)                 All stock options then outstanding under this Program or the Prior Stock Option Plans shall become fully exercisable as of the date of the Change in Control, whether or not then otherwise exercisable;

(ii)              All Stock Appreciation Rights and Limited Stock Appreciation Rights then outstanding shall become fully exercisable as of the date of the Change in Control, whether or not then otherwise exercisable;

(iii)           All terms and conditions of all Restricted Stock Awards then outstanding shall be deemed satisfied as of the date of the Change in Control; and

(iv)          All Performance Units then outstanding shall be deemed to have been fully earned and to be immediately payable, in cash, as of the date of the Change in Control.

21.                                 AMENDMENT AND TERMINATION OF PROGRAM. The Board of Directors may amend the Program from time to time or terminate the Program at any time, but no such action shall reduce the then existing amount of any participant’s Benefit or adversely change the terms and conditions thereof without the participant’s consent. Paragraph 13 of the Program may not be amended more frequently than once every six months other than to comport with changes in the Internal Revenue Code of 1986, as amended, or the rules thereunder, and no amendment of the Program shall result in any Committee member losing his or her status as a “disinterested person” as defined in Rule 16b-3 of the Securities and Exchange Commission with respect to any employee benefit plan of the Company or result in the Program losing its status as a protected plan under said Rule 16b-3.

22.                                 EFFECTIVE DATE. The Program was originally adopted by the Board of Directors on February 8, 1991.